UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities And Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 22, 2002



                                ARIEL CORPORATION
            (Exact name of registrant as specified in its charter)

                           Commission File No. 0-25326


                  Delaware                           13-3137699
      -------------------------------              --------------
           (State of incorporation)      (IRS Employer Identification Number)


      2540 Route 130, Cranbury, New Jersey                  08512
  ----------------------------------------------           -------
      (Address of principal executive offices)            (Zip Code)


                                 609-860-2900
                                 -------------
                   (Telephone number, including area code)



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2

         Item 5.  Other Events.

         The Company is closing its Cranbury, New Jersey facility and ceasing all regular operations effective January 31, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 22, 2002

                                               Ariel Corporation


                                   By:________________________________________

                                   Dennis I. Schneider, Chief Executive Officer